Exhibit 99.1

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Cboe Global Markets Announces Leadership Transition

•	Fredric J. Tomczyk, current member of Cboe Global Markets Board of Directors, and former President and Chief Executive Officer of TD Ameritrade Holding Corporation, named CEO

•	Edward T. Tilly resigns as Chairman and CEO of Cboe Global Markets

•	William M. Farrow, III, currently Lead Director, named non-executive Chairman of the Board of Directors of Cboe Global Markets

CHICAGO – September 19, 2023 – Cboe Global Markets, Inc. (Cboe: CBOE), the world's leading derivatives and securities exchange network, announced today that it has appointed Fredric J. Tomczyk, a current member of Cboe’s Board of Directors, to the role of CEO, effective immediately. Mr. Tomczyk succeeds Edward T. Tilly, who has resigned from the company following the conclusion of an investigation led by the Board of Directors and outside independent counsel that was launched in late August 2023. The Board of Directors determined that Mr. Tilly did not disclose personal relationships with colleagues, which violated Cboe’s policies and stands in stark contrast to the company’s values. The conduct was not related to and does not impact the company’s strategy, financial performance, technology and market operations, reporting, or internal controls.

Mr. Tomczyk served as President and CEO of TD Ameritrade Holding Corporation from October 2008 through October 2016. Before that, he served as Vice Chairman of TD Bank Financial Group. Prior to his time with TD, he was President and CEO of London Life and London Insurance Group. He joined Cboe’s Board of Directors in July 2019.

William M. Farrow, III, currently Lead Director of Cboe, has been named non-executive Chairman of the Board of Directors, effective immediately.

“Cboe strives to uphold the highest ethical standards across the organization, and fully investigates and takes appropriate action when it determines that any of its policies have been violated,” said Mr. Farrow. “Fred’s familiarity with Cboe’s business, combined with his multi-decade experience in the financial services industry, will provide stability and reinforce the company’s commitment to growth for Cboe, its associates, customers, index partners, and investors during this period of transition. We have every confidence that the company will continue to execute on Cboe’s mission of building a trusted, inclusive global marketplace that enables people to pursue a sustainable financial future.”

“Cboe’s business is stronger than ever, and I look forward to working alongside our Global President, Dave Howson, and the entire management team to continue to execute on our global strategy of building on our position as the world’s leading securities and derivatives network,” said Mr. Tomczyk. “Cboe’s incredible success over the past 50 years is a testament to the hard work of each and every associate. I have the utmost confidence in the team, and I am excited to work together as we continue to build trusted markets around the globe.”

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About Cboe Global Markets, Inc.

Cboe Global Markets (Cboe: CBOE), the world's leading derivatives and securities exchange network, delivers cutting-edge trading, clearing, and investment solutions to people around the world. Cboe provides trading solutions and products in multiple asset classes, including equities, derivatives, FX, and digital assets, across North America, Europe, and Asia Pacific. Above all, we are committed to building a trusted, inclusive global marketplace that enables people to pursue a sustainable financial future. To learn more about the Exchange for the World Stage, visit www.cboe.com.

Cautionary Statements Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. You can identify these statements by forward-looking words such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” and the negative of these terms and other comparable terminology. All statements that reflect our expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements.

We operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Some factors that could cause actual results to differ include: the loss of our right to exclusively list and trade certain index options and futures products; economic, political and market conditions; compliance with legal and regulatory obligations; price competition and consolidation in our industry; decreases in trading or clearing volumes, market data fees or a shift in the mix of products traded on our exchanges; legislative or regulatory changes or changes in tax regimes; our ability to protect our systems and communication networks from security vulnerabilities and breaches; our ability to attract and retain skilled management and other personnel, including compensation inflation; increasing competition by foreign and domestic entities; our dependence on and exposure to risk from third parties; global expansion of operations; factors that impact the quality and integrity of our indices; our ability to manage our growth and strategic acquisitions or alliances effectively; our ability to operate our business without violating the intellectual property rights of others and the costs associated with protecting our intellectual property rights; our ability to minimize the risks, including our credit and default risks, associated with operating a European clearinghouse; our ability to accommodate trading and clearing volume and transaction traffic, including significant increases, without failure or degradation of performance of our systems; misconduct by those who use our markets or our products or for whom we clear transactions; challenges to our use of open source software code; our ability to meet our compliance obligations, including managing potential conflicts between our regulatory responsibilities and our for-profit status; our ability to maintain BIDS Trading as an independently managed and operated trading venue, separate from and not integrated with our registered national securities exchanges; damage to our reputation; the ability of our compliance and risk management methods to effectively monitor and manage our risks; restrictions imposed by our debt obligations and our ability to make payments on or refinance our debt obligations; our ability to maintain an investment grade credit rating; impairment of our goodwill, long-lived assets, investments or intangible assets; the impacts of pandemics; the accuracy of our estimates and expectations; litigation risks and other liabilities; and operating a digital asset business and clearinghouse, including the expected benefits of our Cboe Digital acquisition, cybercrime, changes in digital asset regulation, losses due to digital asset custody, and fluctuations in digital asset prices. More detailed information about factors that may affect our actual results to differ may be found in our filings with the SEC, including in our Annual Report on Form 10-K for the year ended December 31, 2022 and other filings made from time to time with the SEC.

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We do not undertake, and we expressly disclaim, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Cboe Media Contacts:	Analyst Contact:
Angela Tu & Tim Cave	Kenneth Hill, CFA
corporatecommunications@cboe.com	(312) 786-7559
khill@cboe.com

CBOE-F

Trademarks:

Cboe®, Cboe Global Markets®, Cboe Volatility Index®, Bats®, BIDS Trading®, BZX®, BYX®, Chi-X®, EDGX®, EDGA®, EuroCCP®, MATCHNow®, and VIX® are registered trademarks of Cboe Global Markets, Inc. and its subsidiaries. All other trademarks and service marks are the property of their respective owners.

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